                              KEYCO BOND FUND, INC.
                        27777 FRANKLIN ROAD - SUITE 1850
                           SOUTHFIELD, MICHIGAN 48034
                                 (248) 353-0790


November 22, 2002



To Our Shareholders:

We are pleased to send you this Annual Report of Keyco Bond Fund, Inc. for the year ended September 30, 2002.

Net investment income for the year was $1,346,837 or $1.06 per share, down $32,709 from $1,379,546 or $1.09 per share last year. Most of this change was caused by a $26,430 decline in interest income as bonds purchased in recent years continue the trend of yielding less than the matured or called bonds which they replaced. Expenses increased by $6,279, primarily as a result of legal fees related to compliance issues raised in a recent Securities and Exchange Commission examination.

The net asset value of the Fund was $27,512,603 or $21.71 per share at September 30, 2002, an increase of $785,443 or $.62 per share from September 30, 2001. This increase is primarily the result of unrealized appreciation of investments due to a decrease in market interest rates. As of September 30, 2002, the weighted average annual yield on the Fund's portfolio was 5.7% based on cost and 5.2% based on market value, and the weighted average maturity was 10.4 years.

During the year, 15 bonds were either called or matured for total proceeds of $3,267,000. The Fund realized a capital gain of $50,882 which, for income tax purposes, was offset by capital losses from prior years. The Fund has a remaining capital loss carryover of $48,018.

Cash from these dispositions was reinvested in bonds maturing in thirteen to twenty-one years. Portfolio turnover was 12.3%.

The Board of Directors, on November 15, 2002, declared quarterly dividends totaling 99 cents per share for the year ending September 30, 2003. This amount is subject to revision in September 2003 based upon actual net investment income for the year. Dividends are paid quarterly on the first business day of February, May, August and November.

The Annual Meeting of Shareholders of Keyco Bond Fund, Inc. will be held at 27777 Franklin Road, Suite 1850, Southfield, Michigan, on Thursday, December 12, 2002, at 10:30 a.m. for the purpose of electing Directors and ratifying the selection of PricewaterhouseCoopers LLP as our auditors.

Mark Schlussel and David Page continue to serve as independent outside Directors, and their remuneration is increased to $1,500 each per meeting. In addition, the fund pays $30,000 annually for certain administrative services and office space, an increase of $5,000 from the prior year.

If you have any questions concerning the Fund or the enclosed information, please call me.


On behalf of the Board of Directors,

/s/ Joel D. Tauber

Joel D. Tauber
President


Enclosures

KEYCO BOND FUND, INC.
REPORT ON AUDIT OF FINANCIAL STATEMENTS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

KEYCO BOND FUND, INC.
CONTENTS
-----------------------------------------------------------------------------------

                                                                            PAGE(S)
REPORT OF INDEPENDENT ACCOUNTANTS.................................................1

FINANCIAL STATEMENTS
Statement of Assets and Liabilities ..............................................2

Statement of Operations...........................................................3

Statement of Changes in Net Assets................................................4

Notes to Financial Statements...................................................5-6


SUPPLEMENTAL SCHEDULES
Schedule of Portfolio Investments...............................................7-8

Financial Highlights..............................................................9

                     [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]



                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Keyco Bond Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Keyco Bond Fund, Inc. (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP

October 23, 2002

KEYCO BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at fair value (cost $24,612,946)                              $ 27,139,677
Cash                                                                                          119,406
Accrued interest receivable                                                                   499,115
                                                                                         ------------
  Total assets                                                                             27,758,198
                                                                                         ------------
LIABILITIES

Accounts payable                                                                                4,816
Dividends payable                                                                             240,779
                                                                                         ------------
  Total liabilities                                                                           245,595
                                                                                         ------------
Net assets applicable to outstanding capital shares,
equivalent to $21.71 per share based on 1,267,258
shares of capital stock outstanding                                                      $ 27,512,603
                                                                                         ============



The accompanying notes are an integral part of the financial statements.

KEYCO BOND FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

Interest income                                                              $ 1,417,418
Expenses
  Legal and accounting                                            51,184
  Custodial fee                                                   15,000
  Directors' fees                                                  2,000
  Miscellaneous expense                                            2,397
                                                             -----------
    Total expenses                                                                70,581
                                                                             -----------
    Net investment income                                                      1,346,837
                                                                             -----------
Realized gain on investments
  Proceeds from calls and maturity                             3,267,000
  Cost of securities called or matured                         3,216,118
                                                             -----------
    Realized gain on investments                                                  50,882
Unrealized appreciation of investments
  Investments held, September 30, 2002
    At cost                                                   24,612,946
    At fair value                                             27,139,677
                                                             -----------
    Unrealized appreciation, September 30, 2002                2,526,731
     Less unrealized appreciation, September 30, 2001          1,795,714
                                                             -----------
    Unrealized appreciation of investments                                       731,017
                                                                             -----------
    Net income on investments                                                    781,899
                                                                             -----------
  Increase in net assets resulting from operations                           $ 2,128,736
                                                                             ===========




The accompanying notes are an integral part of the financial statements.

KEYCO BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001
--------------------------------------------------------------------------------


                                                           2002            2001
Net assets, beginning of year                          $ 26,727,160    $ 25,914,265
                                                       ------------    ------------
Changes in net assets from operations
  Net investment income                                   1,346,837       1,379,546
  Net realized gain (loss) on investments                    50,882           5,414
  Changes in unrealized appreciation of investments         731,017         847,264
                                                       ------------    ------------
    Net increase in net assets resulting from
      operations                                          2,128,736       2,232,224
Changes in net assets from capital transactions
  Dividends declared from net investment income          (1,343,293)     (1,419,329)
                                                       ------------    ------------
    Net increase (decrease) in net assets                   785,443         812,895
                                                       ------------    ------------
    Net assets, end of year                            $ 27,512,603    $ 26,727,160
                                                       ============    ============



The accompanying notes are an integral part of the financial statements.

KEYCO BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   1.  SIGNIFICANT ACCOUNTING POLICIES

       Keyco Bond Fund, Inc. (the "Fund") has registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management company. The Fund became qualified as a regulated investment company under the Internal Revenue Code on October 1, 1979. Management intends to distribute to the shareholders substantially all earnings from that date. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

       SECURITY VALUATION
       The Fund has invested substantially all of its assets in long-term state and municipal debt obligations. Investments in these tax-exempt securities are stated at fair value. The fair value of the investments is provided by the Fund's custodian, who utilizes a matrix pricing system. The principal amount of each bond, as reflected in the schedule of portfolio investments, is due at maturity when the bond must be redeemed by the issuer.

       FEDERAL INCOME TAXES
       It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no federal income tax provision is recorded.

       OTHER
       The Fund follows industry practice and records security transactions on the trade date. Cost of securities sold is determined by specific identification. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis.

       ESTIMATES
       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   2.  NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES


Capital stock, $.02 par value; 3,000,000 shares authorized;
1,267,258 shares issued and outstanding at September 30, 2002    $     25,345
Additional paid-in capital                                            730,733
Retained earnings prior to July 1, 1979                            24,093,500
Accumulated undistributed net investment income                       184,312
Accumulated undistributed net realized loss from
 securities transactions                                              (48,018)
Net unrealized appreciation of investments, September 30, 2002      2,526,731
                                                                 ------------
  Net assets, September 30, 2002                                 $ 27,512,603
                                                                 ============

KEYCO BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS


   3.  PURCHASES AND DISPOSITIONS OF SECURITIES

       The cost of purchases and the proceeds from dispositions of securities, other than United States government obligations and short-term notes, aggregated $3,244,364 and $3,267,000, respectively.

   4.  PORTFOLIO MANAGER

       The Fund does not retain the services of an investment advisor or a third-party portfolio manager. The Fund, acting through its officers and with the review provided by the Board, makes investment decisions internally.

   5.  RELATED PARTIES

       Legal and accounting expenses incurred include $25,000 for accounting and administrative services provided by an entity owned by an officer of the Fund.

KEYCO BOND FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

            LONG-TERM STATE AND                                       PRINCIPAL               FAIR
           MUNICIPAL OBLIGATIONS                                        AMOUNT      COST      VALUE
Capac, Michigan, Community School District, 6.25%, July 2003           $100,000   $ 96,920   $102,137
Central Michigan University, 5.3%, October 2006                          70,000     66,345     72,570
Dearborn, Michigan, Sewage Disposal System Revenue, 5.125%,
 April 2016                                                             110,000    101,748    113,918
Detroit, Michigan, FSA, Series A, 5%, April 2019                        640,000    601,811    670,317
Detroit, Michigan, Distributable State Aid, 5.2%, May 2007              520,000    516,001    580,668
Detroit, Michigan, City School District, 4.95%, May 2005                200,000    186,398    215,376
Detroit, Michigan, City School District, 5.5%, May 2020                 385,000    398,463    425,560
Detroit, Michigan, Sewage Disposal, Series A, 5.7%, July 2013            20,000     21,345     21,041
Detroit, Michigan, Sewage Disposal, Series A, 5.7%, July 2013            80,000     85,381     83,842
Detroit, Michigan, Sewage Disposal, Series B, 5.25%, July 2015          500,000    484,270    527,090
Detroit, Michigan, Sewage Disposal, Series A, 5%, July 2022             250,000    250,000    258,990
Detroit, Michigan, Water Supply System, Series A, 5.5%, July 2015       330,000    347,150    360,740
Dundee, Michigan, Community School District, 5.375%, May 2020           365,000    359,525    391,875
Jackson County, Michigan, 5%, April 2006                                300,000    277,173    309,090
Kalamazoo, Michigan, Hospital Finance Authority, Facilities Revenue,
 Bronson Methodist Hospital, 5.25%, May 2018                            270,000    262,475    288,922
Lansing, Michigan, School District, 6.8%, May 2004                      460,000    512,067    496,736
Lincoln, Michigan, Consolidated School District, 5%, May 2018           170,000    170,000    178,466
Livonia, Michigan, Public Schools, 5.75%, May 2018                      380,000    395,200    425,250
Macomb County, Michigan, Building Authority, 5%, March 2021             500,000    500,000    519,115
Madison, Michigan, District Public Schools, 5.125%, May 2018            750,000    711,555    790,755
Michigan Municipal Bond Authority Revenue, Local Government
 Wayne County, PJ-GRP 1213, 7.4%, December 2002                         390,000    386,552    393,682
Michigan Municipal Bond Authority Revenue, State Revolving Fund,
 6.5%, October 2010                                                     550,000    599,769    613,580
Michigan Municipal Bond Authority Revenue, State Revolving Fund,
 6.55%, October 2013                                                    100,000    109,445    102,000
Michigan Municipal Bond Authority Revenue, Local Government
 Loan Program, 6%, December 2013                                        130,000    134,940    143,051
Michigan Municipal Bond Authority Revenue, Local Government
 Loan Program, 5.375%, November 2017                                    150,000    154,161    160,740
Michigan Public Power Agency Revenue, Belle River, 5.25%,
 January 2018                                                           425,000    410,418    435,931
Michigan State Building Authority Revenue, 5.125%, October 2008         100,000     91,772    105,176
Michigan State Building Authority Revenue, Series I, 5.875%,
 October 2008                                                           400,000    428,888    408,000
Michigan State Building Authority Revenue, Series I, 5.2%,
 October 2009                                                           500,000    524,260    526,145
Michigan State Building Revenue, Series I, 5.3%, October 2012           500,000    418,505    526,740
Michigan State Housing Development Authority, Rental Housing
 Revenue, 5.375%, April 2004                                             70,000     71,537     72,242
Michigan State Housing Development Authority, Rental Housing
 Revenue, 5.6%, April 2006                                              500,000    489,640    515,665
Michigan State Trunk Line, Series A, 5.75%, October 2012                190,000    188,991    190,000
Michigan State Trunk Line, Series A, 5.75%, October 2012                 60,000     59,682     60,000
Michigan State Trunk Line, Series A, 4.75%, November 2020               120,000    107,835    123,004
Michigan State House of Representatives Certificates of
 Participation, 5%, August 2020                                         460,000    406,525    482,945
Pinckney, Michigan, Community Schools, Livingston and Washtenaw
 Counties, 5.5%, May 2004                                               300,000    268,500    303,882

KEYCO BOND FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------


             LONG-TERM STATE AND                                       PRINCIPAL                      FAIR
            MUNICIPAL OBLIGATIONS                                        AMOUNT         COST          VALUE
Plymouth-Canton, Michigan, Community School District 5.5%, May 2013   $   100,000   $   104,191   $   104,065
Portage, Michigan, Public Schools, 5.7%, May 2012                         230,000       227,619       239,186
Saginaw Valley State University General Revenue, Michigan, 5.25%,
 July 2019                                                                610,000       569,478       651,846
Standish-Sterling, Michigan, Community Schools, 5.1%, May 2018            150,000       136,501       157,066
University, Michigan, University Revenue Housing, 5.125%,
 November 2015                                                            350,000       366,573       373,517
Wayland, Michigan, Unified School District, 5.125%, May 2017            1,025,000       976,231     1,080,258
Wayne County, Michigan, Airport Revenue, Series B, 5.25%,
 December 2015                                                            135,000       136,832       146,791
Wayne County, Michigan, Airport Revenue, Series B, 5.25%,
 December 2017                                                            500,000       526,803       534,830
West Bloomfield, Michigan, School District, 5%, May 2006                  100,000        92,357       106,817
Wyandotte, Michigan, Downtown Development, 6.25%,
December 2008                                                             750,000       727,440       894,525
Wyoming, Michigan, Public Schools, 5.25%, May 2017                        675,000       713,947       720,812
Alaska State Housing Finance Corporation, 6.1%, June 2007                  95,000        95,000        97,567
Alaska State Housing Finance Corporation, 6.2%, June 2008                 185,000       185,000       190,707
Gainesville, Florida, Utilities System Revenue, 6.5%, October 2014        750,000       724,900       898,207
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2008        290,000       258,381       335,356
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2009        700,000       622,804       815,668
Maryland State Health and Higher Educational Facilities Authority
 Revenue Johns Hopkins Hospital Redevelopment Issue,
 6.625%, July 2008                                                        300,000       300,000       338,373
Mercer County, New Jersey, Improvement Authority Revenue,
 State Justice Complex, 6.4%, January 2018                                500,000       463,270       586,665
Akron, New York, Central School District, 5.9%, June 2014                 100,000       108,776       113,158
Metropolitan Transportation Authority, New York, Commuter
 Facilities Revenue, 5.25%, July 2017                                     310,000       299,541       355,344
Monroe County, New York, Water Improvement, 5.5%, December 2008           610,000       589,034       639,603
New York, New York, City Municipal Water Authority, Water and
 Sewer System Revenue, 5.625%, June 2019                                  945,000       975,732     1,011,830
New York, New York, City Municipal Water Finance Authority,
 Water and Sewer System Revenue, 5.125%, June 2022                        205,000       194,549       213,727
New York State Refunding, 6.1%, November 2008                             500,000       500,000       507,830
Erie County, Hospital Authority PA Revenue, Erie County Geriatric
 Center, U. S. Treasury, 6.25%, July 2011                                 745,000       740,202       853,241
Puerto Rico Commonwealth Highway and Transportation Authority
 Highway Revenue, 6.25%, July 2012                                        500,000       544,085       626,625
Puerto Rico Industrial, Tourist, Educational,
 Medical and Environmental Control Facilities Financing Authority,
 1998 Series A, 5.375%, October 2013                                      435,000       454,144       496,770
Puerto Rico Public Finance Corporation Commonwealth
 Appropriation, 5.375%, June 2017                                         565,000       560,231       665,683
Met. Government Nashville and Davidson County, Tennessee,
 Health and Educational Facilities Board Revenue, Meharry
 Medical College-HEW, collateralized, 7.875%, December 2004                85,000        82,059        89,599
Austin, Texas, Utility System Revenue, 6%, April 2006                     500,000       474,565       566,275
Conroe Texas, Independent School District and Schoolhouse, 5.3%,
 February 2020                                                            480,000       488,578       509,429
Sherman, Texas, New Public Housing Authority, 5.75%, March 2006           200,000       178,876       223,066
                                                                      -----------   -----------   -----------
    Total investments                                                 $24,970,000   $24,612,946   $27,139,677
                                                                      ===========   ===========   ===========

KEYCO BOND FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below are per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.



                                                                                YEARS ENDED SEPTEMBER 30,
                                                         ----------------------------------------------------------------------
                                                            2002           2001           2000           1999           1998
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                     $    21.09     $    20.45     $    20.47     $    21.46     $    21.40
Net investment income                                          1.06           1.09           1.13           1.13           1.18
Net realized and unrealized gain (loss) on investments         0.62           0.67          (0.03)         (0.98)          0.21
                                                         ----------     ----------     ----------     ----------     ----------
    Total from investment operations                           1.68           1.76           1.10           0.15           1.39
                                                         ----------     ----------     ----------     ----------     ----------
Less distributions from
  Net investment income                                       (1.06)         (1.12)         (1.12)         (1.14)         (1.21)
  Net realized gain on investments                                               -              -              -          (0.12)
                                                         ----------     ----------     ----------     ----------     ----------
    Total distributions                                       (1.06)         (1.12)         (1.12)         (1.14)         (1.33)
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                           $    21.71     $    21.09     $    20.45     $    20.47     $    21.46
                                                         ==========     ==========     ==========     ==========     ==========
TOTAL RETURN PER SHARE NET ASSET VALUE (A)                      8.0%           8.6%           5.4%           0.7%           6.5%


RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in 000s)                      $   27,513     $   26,727     $   25,914     $   25,944     $   27,191
Ratio of net investment income to average net assets            5.0%           5.2%           5.5%           5.4%           5.5%
Ratio of expenses to average net assets                         0.3%           0.2%           0.2%           0.2%           0.2%
Portfolio turnover rate                                        12.3%          11.4%           7.2%          21.6%          13.8%


(a) Total investment return based on per share net asset value reflects the percent return calculated on beginning of period net asset value and assumes dividends and capital gain distributions were not reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund.